New Perspective Fund

Semi-Annual Report
for the six months ended March 31, 1997

[cover:  photo of world]

[The American Funds Group(r)]

New Perspective Fund (r) seeks long-term growth of capital through investments all over the world, including the United States.

About our cover:  The world ca. 1535 (Bibliotheque Nationale de France).

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1997, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods (sales charges are lower for accounts of $50,000 or more):

                  Total              Average Annual

                  Return             Compound Return

10 years           +199.26%          +11.58%



 5 years           + 85.37%          +13.14%



12 months          +  8.40%          -


The figures in this report reflect past results and are not predictive of future results. Share price and return will vary, so you may lose money by investing in the fund. The shorter the time period of your investment, the greater the possibility of loss. Fund shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation, or any other agency, entity or person.

Fellow Shareholders:

New Perspective Fund posted a sizable gain during the first half of its 1997 fiscal year. For the six months ended March 31, the value of your investment rose 10.6% if, like most shareholders, you reinvested the income dividend of 23 cents a share and the capital gain distribution of 68 cents a share, both of which were paid in December.

The fund's +10.6% total return outpaced the broad unmanaged global stock market indexes and most global stock funds for the six-month period. The Morgan Stanley Capital International (MSCI) World Index, which measures 22 major markets including the U.S., gained 5.1% with dividends reinvested. On the same basis, the 179 global stock funds tracked by Lipper Analytical Services rose an average of 5.3%.

During this six-month reporting period, all but two of the world's major markets recorded positive results. The exceptions were Japan, where the fund had relatively few investments, and Singapore, where the fund had none. A breakdown of the portfolio by country is shown on page 2.

In the United States, where the fund had the largest concentration of assets, stocks rose 11.4%* as measured by the unmanaged MSCI USA Index. The combined forces of moderate economic growth, rising corporate profits and continued low inflation once again created a favorable environment for stocks, although the Federal Reserve Board's tightening of monetary policy toward the end of the fiscal period introduced a new measure of uncertainty and volatility into the equation. Elsewhere in North America, the Canadian stock market rose 12.2% measured in Canadian dollars and 10.7% when those gains were translated into U.S. dollars; Mexico's stock market rose 16.4% in local currency and 10.8% in dollars.

In Europe, markets were buoyed by factors related, at least in part, to the movement toward European economic and monetary union. Interest rates declined, with yields in smaller countries moving closer to those of their larger neighbors. Efforts continued toward reducing fiscal deficits, deregulating industries and opening markets. There was also a broad focus on the part of many companies on restructuring operations to enhance competitiveness in an increasingly global economy.

A number of markets posted double-digit gains in local currency and in U.S. dollars, despite a strengthening in the value of the dollar. The fund had significant holdings in companies domiciled in France (where stock prices rose 25.7% in local currency or 15.3% in U.S. dollars), Sweden (+36.6% in local currency, +20.1% in U.S. dollars) and the Netherlands (+29.6% in local currency, +18.2% in U.S. dollars). The fund also had sizable investments in the United Kingdom, where a stronger British pound enhanced returns for U.S. investors (+10.3% in local currency, +15.9% in U.S. dollars). With more than a third of the fund's assets invested in Europe, the fund was well positioned to take advantage of broad market strength throughout the region.

In Asia and the Pacific Rim, where investments make up 9.6% of the fund's net assets, returns were often disappointing amid uncertain political developments, slower economic growth and ongoing concerns over the health of the Japanese economy. Stock prices in Japan fell 13.2% in local currency. Prices were off even more in U.S. dollars (-21.9%) due to the weakness of the yen. NPF's investments in Japan, at 4% of net assets, were considerably less than a global indexed portfolio would have held. A portfolio structured to reflect the size of each country's stock market would have about 15% invested there. We continue to search for attractive investment opportunities in Japan and, over the past six months, made several purchases. The fund also had investments in Australia (+7.6% in local currency, +6.6% in U.S. dollars) as well as Hong Kong and New Zealand, which posted more modest gains.

All in all, the 232 equity-type securities that were held over the course of the six-month period were diversified across 24 countries on six continents. Of these, 162 rose in price, 69 declined and one was unchanged. In addition to the fund's broad geographic diversification, holdings were well diversified by industry. The portfolio listing that begins on page 4 shows investments in 34 industries, of which health & personal care, telecommunications and banking remain the three largest.

Industry concentrations in New Perspective, like country concentrations, are a result of judgments on the outlook for individual companies. While these concentrations often worked to our advantage during the first half of fiscal 1997, a key factor behind NPF's strong advance was the fact that we tended to have relatively large investments in individual companies whose stocks did well and more modest investments in companies that did poorly.

Large holdings that significantly contributed to the fund's results include U.S.-based companies such as Philip Morris, Advanced Micro Devices and Micron Technology; German automakers Daimler-Benz and BMW; Royal Bank of Canada and Bank of Nova Scotia; telecommunications firms and telecommunications equipment suppliers Telefonica de Espana (Spain), Telefonos de Mexico, Nokia (Finland) and Ericsson (Sweden); and oil services giant Schlumberger (Netherlands Antilles). Several of these holdings - Nokia, Ericsson and Micron Technology - had made very positive contributions to the fund's results before experiencing setbacks in fiscal 1996. As you know, NPF takes a long-term view when investing and often holds stocks that are out of favor if it believes attractive fundamentals remain in place.

New Perspective Fund's latest six-month results bring its 12-month total return through March 31, 1997 to +15.0% versus +9.8% for the MSCI World Index and +11.1% for the Lipper average of global funds.

Over longer periods, NPF has also outpaced the unmanaged global index and the Lipper average of global funds:

Average Annual Compound Returns

                        5 years            10 years             Lifetime
                        4/1/92-3/31/97     4/1/87-3/31/97       3/13/73-3/31/97
New Perspective
  Fund                  +14.5%             +12.2%                +14.7%
MSCI World Index        +13.4%             +9.0%                 +11.5%
Global funds
   average              +11.9%             + 9.9%                +14.0%

Global funds average calculated by Lipper Analytical Services. Results assume distributions were reinvested.

Your fund's investment analysts and portfolio counselors continue to identify promising investment opportunities around the world. We look forward to reporting to you again in six months.

Cordially,

/s/Walter P. Stern
Walter P. Stern
Chairman of the Board

/s/Gina H. Despres
Gina H. Despres
President

May 12, 1997

* Returns for individual markets are with dividends reinvested.

Where NPF's Assets Were Invested
(percent invested by country)

                                 3/31/97         9/30/96
Asia/Pacific Rim                    9.6%            9.8%
Japan                               4.0             3.1
Australia                           3.0             3.6
Hong Kong                           1.2             1.6
New Zealand                         1.2             1.5
Taiwan                              .2              -
Europe                              35.0%           37.8%
United Kingdom                      6.4             7.2
France                              6.4             7.3
Sweden                              5.1             5.9
Netherlands                         4.2             4.2
Switzerland                         3.4             3.5
Germany                             3.3             4.8
Spain                               2.7             2.0
Finland                             1.3             1.3
Italy                               1.3             .7
Denmark                             .4              .4
Norway                              .4              .4
Luxembourg                          .1              .1
North America                       39.5%           35.2%
United States                       32.7            28.3
Canada                              5.5             5.4
Mexico                              1.3             1.5
Other countries                     4.0%            3.0%
Cash & equivalents                  11.9%           14.2%
                                    100.0%          100.0%

New Perspective Fund                                                                  Unaudited
Investment Portfolio, March 31, 1997
----------------------------                      ----------------------------
                                                      Percent of
Largest Industry Holdings                             Net Assets
----------------------------                      ----------------------------
Health & Personal Care                                          9.08%
Telecommunications                                              8.19%
Banking                                                         6.57%
Broadcasting & Publishing                                       5.62%
Electronic Components                                           4.78%
Other Industries                                               53.65%
Bonds, Cash & Equivalents                                      12.11%

----------------------------                      ----------------------------
                                                      Percent of
Ten Largest Stocks                                    Net Assets
----------------------------                      ----------------------------
Philip Morris                                                   2.08%
Time Warner                                                      2.03
Novartis                                                         1.99
Astra                                                            1.83
Advanced Micro Devices                                           1.53
Caterpillar                                                      1.51
Telefonica de Espana                                             1.47
Micron Technology                                                1.42
Mannesmann                                                       1.42
ABB                                                              1.34

-----------------------------------------               ------------   ------------ ------------
                                                           Shares or         Market    Percent
                                                           Principal          Value      of Net
Equity-Type Securities                                        Amount     (Millions)      Assets
-----------------------------------------               ------------   ------------ ------------

Health & Personal Care - 9.08%
Novartis AG (Switzerland)                                     218,881        271.624       1.99
AB Astra, Class A (Sweden)                                  2,000,000         95.436
AB Astra, Class A (American Depositary
 Receipts)                                                    155,000          7.207
AB Astra, Class B                                           3,200,000        147.608       1.83
Pfizer Inc (USA)                                            2,119,000        178.261       1.30
Teva Pharmaceutical Industries Ltd.
 (American Depositary Receipts) (Israel)                    2,200,000        122.100        .89
SmithKline Beecham PLC (American
 Depositary Receipts) (United Kingdom)                      1,100,000         77.000        .56
Merck & Co., Inc. (USA)                                       880,000         74.140        .54
Johnson & Johnson (USA)                                       800,000         42.300        .31
Glaxo Wellcome PLC (United Kingdom)                           563,264         10.337
Glaxo Wellcome PLC (American Depositary
 Receipts)                                                    854,000         30.210        .30
Genentech, Inc., Callable Putable Common Stock (US            600,000         34.275        .25
Kimberly-Clark Corp. (USA)                                    300,000         29.812        .22
Zeneca Group PLC (United Kingdom)                           1,000,000         28.970        .21
Sankyo Co., Ltd. (Japan)                                    1,000,000         27.580        .20
Alza Corp. (USA)/1/                                         1,000,000         27.500        .20
Abbott Laboratories (USA)                                     400,000         22.450        .17
Gillette Co. (USA)                                            203,400         14.772        .11


Telecommunications - 8.19%
Telefonica de Espana, SA (Spain)                            7,906,000        195.829
Telefonica de Espana, SA (American
 Depositary Receipts)                                          76,000          5.453       1.47
STET-Societa Finanziaria Telefonica p.a.,
 ordinary shares (Italy)                                   23,690,000        106.078
STET-Societa Finanziaria Telefonica p.a.,
 nonconvertible savings shares                             16,500,000         59.828       1.21
Telefonos de Mexico, SA de CV, Class L
 (American Depositary Receipts) (Mexico)                    3,134,530        120.679        .88
Vodafone Group PLC (American Depositary
 Receipts) (United Kingdom)                                 2,080,000         91.780        .67
Telecom Corp. of New Zealand Ltd.
 (New Zealand)                                             13,678,100         62.266
Telecom Corp. of New Zealand Ltd./2/                        5,135,400         23.378        .63
AirTouch Communications (USA)/1/                            3,500,000         80.500        .59
MCI Communications Corp. (USA)                              2,225,000         79.266        .58
Koninklijke PTT Nederland NV
 (Netherlands)                                              1,629,500         60.365        .44
Tele Danmark AS, Class B (Denmark)                            375,000         19.700
Tele Danmark AS, Class B (American
 Depositary Receipts)                                       1,233,700         32.230        .38
AT&T Corp. (USA)                                            1,435,000         49.866        .37
British Telecommunications PLC (United Kingdom)             6,000,000         43.936        .32
Hong Kong Telecommunications Ltd. (Hong
 Kong)                                                     19,564,529         33.457
Hong Kong Telecommunications Ltd.
 (American Depositary Receipts)                               440,759          7.217        .30
Sprint Corp. (USA)                                            800,000         36.400        .27
Telecomunicacoes Brasileiras SA, preferred
 nominative (American Depositary Receipts) (Brazil             76,439          7.825        .06
DDI Corp. (Japan)                                                 500          3.158        .02


Banking - 6.57%
Royal Bank of Canada (Canada)                               3,717,000        144.253       1.06
Westpac Banking Corp. (Australia)                          18,326,389        106.336
Westpac Banking Corp., warrants,
 expire 20001                                               3,000,000         13.761        .88
Bank of Nova Scotia (Canada)                                3,129,500        115.120        .84
Citicorp (USA)                                                850,000         92.012        .67
BankAmerica Corp. (USA)                                       675,000         68.006        .50
Banco de Santander, SA (Spain)                                700,000         49.015
Banco de Santander, SA (American
 Depositary Receipts)                                         240,000         16.320        .48
Cie. Financiere de Paribas,
 Class A (France)                                             750,000         52.282        .38
Barclays PLC (United Kingdom)                               3,100,000         52.025        .38
Banque Nationale de Paris (France)                          1,000,000         44.510        .33
Cie. de Suez (France)                                         800,000         41.417        .30
Australia and New Zealand Banking Group
 Ltd. (Australia)                                           6,496,411         41.158        .30
Republic New York Corp. (USA)                                 370,000         32.606        .24
ABN AMRO Holding NV (Netherlands)                             418,240         28.758        .21


Broadcasting & Publishing - 5.62%
Time Warner Inc. (USA)                                      6,406,225        277.069       2.03
News Corp. Ltd. (Australia)                                 3,937,290         18.369
News Corp. Ltd. (American Depositary
 Receipts)                                                  3,991,600         71.849
News Corp. Ltd., preferred shares                           2,003,607          7.855
News Corp. Ltd., preferred shares
 (American Depositary Receipts)                             1,995,800         29.688        .94
Viacom Inc., Class B (USA)/1/                               3,790,000        125.544        .92
CANAL + (France)                                              262,236         51.616        .38
Carlton Communications PLC (United
 Kingdom)                                                   4,890,000         41.957        .31
U S WEST Media Group (USA)/1/                               1,900,000         35.388        .26
Elsevier NV (Netherlands)                                   1,700,000         27.637        .20
Grupo Televisa, SA, Ordinary Participation Certificates
 (American Depositary Receipts) (Mexico)/1/                   825,000         20.522        .15
Pearson PLC (United Kingdom)                                1,700,000         20.370        .15
Wolters Kluwer NV (Netherlands)                               162,516         19.568        .14
AUDIOFINA (Luxembourg)                                        415,300         18.518        .14
                                                                   .

Electronic Components - 4.78%
Advanced Micro Devices, Inc. (USA)/1/                       5,036,900        209.031       1.53
Micron Technology, Inc. (USA)                               4,800,000        194.400       1.42
Seagate Technology (USA)/1/                                 1,300,000         58.338        .43
Intel Corp. (USA)                                             400,000         55.650        .41
Arrow Electronics, Inc. (USA)/1/                              880,000         49.610        .36
Analog Devices, Inc. (USA)/1/                               1,710,000         38.475        .28
Electrocomponents PLC (United Kingdom)                      3,000,000         19.749        .14
Murata Manufacturing Co., Ltd. (Japan)                        536,000         19.248        .14
Kyocera Corp. (Japan)                                         176,000          9.993        .07
                                                                   .

Automobiles - 4.61%
Honda Motor Co., Ltd. (Japan)                               4,485,000        133.854        .98
Regie Nationale des Usines Renault, SA (France)             4,847,783        122.683        .90
Volvo AB, Class B (Sweden)                                  3,770,000        102.691        .75
Daimler-Benz AG (Germany)/1/                                  270,000         21.587
Daimler-Benz AG, 4.125% convertible
 debentures 2003 /2/                                    DM76,101,000          64.767        .63
Bayerische Motoren Werke AG (Germany)                          69,500         56.233
Bayerische Motoren Werke AG, preferred
 shares                                                        20,318         11.386        .49
Ford Motor Co., Class A (USA)                               1,500,000         47.062        .34
Toyota Motor Corp. (Japan)                                  1,855,000         46.960        .34
General Motors Corp. (USA)                                    300,000         16.612        .12
Suzuki Motor Corp. (Japan)                                    800,000          7.764        .06


Electrical & Electronics - 4.30%
ABB AB, Class A (Sweden)                                      115,000         12.911
ABB AB, Class B                                               760,000         85.023
ABB AB, Class B (American Depositary Receipts)                250,000         27.063
ABB AG, Class A (Switzerland)                                  47,957         57.647       1.34
Nokia Corp., Class A (Finland)                                480,000         29.088
Nokia Corp., Class A (American Depositary
 Receipts)                                                  1,450,000         84.463
Nokia Corp., Class K                                          460,000         27.598       1.03
Telefonaktiebolaget LM Ericsson, Class B
 (Sweden)                                                   2,376,000         82.987
Telefonaktiebolaget LM Ericsson, Class B
 (American Depositary Receipts)                               800,000         27.050        .81
Siemens AG (Germany)                                          565,000         30.443        .22
Northern Telecom Ltd. (Canada)                                457,300         29.896        .22
York International Corp. (USA)                                604,500         25.313        .19
General Instrument Corp. (USA)/1/                           1,055,200         24.138        .18
Alcatel Alsthom (France)                                      200,000         24.132        .18
Lucent Technologies Inc. (USA)                                168,523          8.890        .07
Hitachi, Ltd. (Japan)                                         900,000          8.007        .06


Beverages & Tobacco - 3.89%
Philip Morris Companies Inc. (USA)                          2,485,000        283.601       2.08
Seagram Co. Ltd. (Canada)                                   2,600,000         99.450        .73
LVMH Moet Hennessy Louis Vuitton (France)                     280,000         68.069        .50
PepsiCo, Inc. (USA)                                         1,000,000         32.625        .24
Lion Nathan Ltd. (New Zealand)                             12,950,000         30.781        .23
American Brands, Inc. (USA)                                   300,000         15.188        .11


Chemicals - 3.87%
Praxair, Inc. (USA)                                         2,579,300        115.746        .85
E.I. du Pont de Nemours and Co. (USA)                         675,000         71.550        .52
AGA AB, Class A (Sweden)                                    2,120,000         31.754
AGA AB, Class B                                             1,800,000         26.603        .43
Sherwin-Williams Co. (USA)                                  1,962,000         52.974        .39
Methanex Corp. (Canada)                                     6,250,000         52.396        .38
Georgia Gulf Corp. (USA) /3/                                1,975,000         49.869        .37
Valspar Corp. (USA)                                         1,160,000         33.350        .24
Bayer AG (Germany)                                            600,000         24.957        .18
Hoechst AG (Germany)                                          500,000         20.243        .15
L'Air Liquide (France)                                        110,097         17.419        .13
Engelhard Corp. (USA)                                         813,100         17.075        .13
Ciba Specialty Chemicals Holdings (Switzerland)               165,781         13.708        .10


Energy Sources - 3.71%
TOTAL, Class B (France)                                       131,077         11.358
TOTAL, Class B (American Depositary
 Receipts)                                                  3,109,814        131.778       1.05
Royal Dutch Petroleum Co. (New York
 Registered Shares) (Netherlands)                             463,000         81.025
Shell Transport and Trading Co., PLC (United Kingd          1,000,000         17.456        .72
Repsol SA (Spain)                                           2,000,000         85.471
Repsol SA (American Depositary Receipts)                      305,000         12.429        .72
Societe Nationale Elf Aquitaine (France)                      400,000         41.075        .30
Phillips Petroleum Co. (USA)                                  950,000         38.831        .28
Anadarko Petroleum Corp. (USA)                                650,000         36.481        .27
YPF SA, Class D (American Depositary
 Receipts) (Argentina)                                      1,200,000         31.800        .23
Broken Hill Proprietary Co. Ltd. (Australia)                1,480,441         19.734        .14


Food & Household Products - 3.36%
Nestle SA (Switzerland)                                        89,782        105.116        .77
Cadbury Schweppes PLC (United Kingdom)                     10,865,090         96.438        .71
Unilever NV (Netherlands)                                     335,000         65.425
Unilever PLC (United Kingdom)                                 660,000         17.520        .61
Reckitt & Colman PLC (United Kingdom)                       6,056,250         81.429        .60
Groupe Danone (France)                                        443,586         70.418        .52
Colgate-Palmolive Co. (USA)                                   200,000         19.925        .15


Machinery & Engineering - 3.30%
Caterpillar Inc. (USA)                                      2,575,000        206.644       1.51
Mannesmann AG (Germany)                                       507,500        194.058       1.42
Deere & Co. (USA)                                             780,000         33.930        .25
Kawasaki Heavy Industries, Ltd. (Japan)                     4,200,000         16.339        .12


Multi-Industry - 3.04%
Hutchison Whampoa Ltd. (Hong Kong)                         13,281,000         99.845        .73
Lend Lease Corp. Ltd. (Australia)                           4,058,860         69.571        .51
Williams Holdings PLC (United Kingdom)                     10,000,000         55.064        .40
LTV Corp. (USA)                                             4,225,000         53.341        .39
FMC Corp. (USA)/1/                                            650,000         39.813        .29
B.A.T Industries PLC (United Kingdom)                       3,466,250         29.484        .22
Canadian Pacific Ltd. (Canada)                                800,000         19.200        .14
Siebe PLC (United Kingdom)                                    900,000         15.178        .11
AlliedSignal Inc. (USA)                                       200,000         14.250        .10
Lagardere Groupe SCA (France)                                 420,000         13.604        .10
Incentive AB, Class B (Sweden)                                 97,900          6.644        .05


Forest Products & Paper - 1.95%
Champion International Corp. (USA)                          2,200,000        100.100        .73
Louisiana-Pacific Corp. (USA)                               2,399,500         49.790        .36
UPM-Kymmene Corp. (Finland)/1/                              1,953,000         43.055        .32
International Paper Co. (USA)                                 400,000         15.550        .11
Jefferson Smurfit Corp. (USA)/1/                            1,255,700         14.911        .11
Rayonier Inc. (USA)                                           400,000         14.900        .11
Carter Holt Harvey Ltd. (New Zealand)                       6,900,000         14.626        .11
Weyerhaeuser Co. (USA)                                        300,000         13.388        .10


Insurance - 1.81%
ING Groep NV (Netherlands)                                  4,311,018        169.812       1.24
American International Group, Inc. (USA)                      516,562         60.631        .44
 Societe Centrale des Assurances
Generales de France (France)                                  485,000         17.763        .13


Gold Mines - 1.77%
Placer Dome Inc. (Canada)                                   4,600,000         83.375        .61
Newmont Mining Corp. (USA)                                  2,000,000         77.500        .57
Barrick Gold Corp. (Canada)                                 2,200,000         52.250        .38
Gold Fields of South Africa Ltd. (South Africa)             1,200,000         29.056        .21


Metals: Nonferrous - 1.74%
Aluminum Co. of America (USA)                                 950,000         64.600        .47
Alumax Inc. (USA)/1/                                        1,200,000         41.550        .30
WMC Ltd. (Australia)                                        6,125,343         38.711        .28
Alcan Aluminium Ltd. (Canada)                               1,100,000         37.263        .27
Pechiney, Class A (France)                                    563,499         22.915        .17
Inco Ltd. (Canada)                                            600,000         19.575        .14
Teck Corp., Class B (Canada)                                  700,000         15.303        .11


Energy Equipment - 1.72%
Schlumberger Ltd. (Netherlands Antilles)                    1,273,300        136.561       1.00
Halliburton Co. (USA)                                         635,000         43.021        .31
Baker Hughes Inc. (USA)                                       954,267         36.620        .27
Western Atlas Inc. (USA)/1/                                   324,200         19.655        .14


Leisure & Tourism - 1.33%
Carnival Corp., Class A (USA)                               3,400,000        125.800        .92
Walt Disney Co. (USA)                                         670,000         48.910        .36
Euro Disney SCA (France)/1/                                 3,870,000          6.887
Euro Disney SCA, warrants, expire 2004/1/                     760,000           .164        .05


Recreation & Other Consumer Products - 1.20%
Mattel, Inc. (USA)                                          1,900,000         45.600        .33
Fuji Photo Film Co., Ltd. (Japan)                           1,000,000         32.918        .24
Nintendo Co., Ltd. (Japan)                                    350,000         25.137        .18
PolyGram NV (New York Registered Shares)
 (Netherlands)                                                427,400         21.049        .15
Eastman Kodak Co. (USA)                                       200,000         15.175        .11
EMI Group PLC (United Kingdom)                                764,205         14.006        .10
Hasbro, Inc. (USA)                                            452,700         12.393        .09


Merchandising - 1.18%
Wal-Mart Stores, Inc. (USA)                                 4,150,000        115.681        .85
Home Depot, Inc. (USA)                                        315,000         16.853        .12
Cifra, SA de CV, Class A (Mexico)/1/                        3,770,139          5.210
Cifra, SA de CV, Class B/1/                                 4,500,000          6.252
Cifra, SA de CV, Class C/1/                                 3,384,800          4.703        .12
Ito-Yokado Co., Ltd. (Japan)                                  185,000          8.230        .06
WHSmith Group PLC, Class A (United
 Kingdom)                                                     500,000          3.707        .03


Appliances & Household Durables - 1.16%
Philips Electronics NV (Netherlands)                        1,400,000         65.295
Philips Electronics NV (New York
 Registered Shares)                                           400,000         17.800
Philips Electronics NV, warrants, expire 1998/1/              500,000         14.125        .71
AB Electrolux, Class B (Sweden)                               633,000         39.435        .29
Sony Corp. (Japan)                                            321,700         22.507        .16
SANYO Electric Co. Ltd. (Japan)                                28,000           .106        .00


Business & Public Services - 0.93%
Electronic Data Systems Holding Corp. (USA)                   800,000         32.300        .24
United Utilities PLC (United Kingdom)                       3,000,000         30.967        .23
Cie. Generale des Eaux (France)                               203,808         27.747        .20
WMX Technologies, Inc. (USA)                                  600,000         18.375        .13
Reuters Holdings PLC (American Depositary
 Receipts) (United Kingdom)                                   200,000         11.638        .09
Thorn PLC (United Kingdom)                                  1,518,940          4.182        .03
NCR Corp. (USA)/1/                                             45,000          1.586        .01
Eurotunnel SA, units, comprised of one
 share of Eurotunnel SA ordinary and one
 share of Eurotunnel PLC ordinary
 (France)/1/                                                   99,900           .117        .00


Utilities: Electric & Gas - 0.91%
National Power PLC (United Kingdom)                         9,300,000         74.368        .54
VEBA AG (Germany)                                             340,450         19.272        .14
Hongkong Electric Holdings Ltd.
 (Hong Kong)                                                5,213,500         18.403        .13
Enersis SA (American Depositary Receipts)
 (Chile)                                                      420,000         13.335        .10


Data Processing & Reproduction - 0.86%
Oracle Corp. (USA)/1/                                       1,100,000         42.419        .31
Silicon Graphics, Inc. (USA)/1/                             2,000,000         39.000        .29
Sybase, Inc. (USA)/1/                                       1,850,000         25.900        .19
Cisco Systems, Inc. (USA)/1/                                  200,000          9.625        .07


Miscellaneous Materials & Commodities - 0.63%
De Beers/Centenary linked units (South Africa)              1,000,000         36.434        .27
Potash Corp. of Saskatchewan Inc.
 (Canada)                                                     400,000         30.400        .22
Cie. de Saint-Gobain (France)                                 122,395         18.559        .14


Transportation: Shipping - 0.60%
Bergesen d.y. AS, Class A (Norway)                          1,500,000         33.207
Bergesen d.y. AS, Class B                                     795,000         17.479        .37
Nippon Yusen KK (Japan)                                     6,700,000         23.735        .17
Overseas Shipholding Group, Inc. (USA)                        450,000          7.706        .06


Metals: Steel - 0.51%
Usinor Sacilor (France)                                     2,800,000         45.844        .34
Cia. Vale do Rio Doce, ordinary
 nominative (Brazil)                                           38,400          1.106
Cia. Vale do Rio Doce, preferred
 nominative (American Depositary Receipts)                    990,240         22.280        .17


Industrial Components - 0.46%
Bridgestone Corp. (Japan)                                   1,540,000         28.897        .21
Cie. Generale des Etablissements
 Michelin, Class B (France)                                   350,000         20.836        .15
Rockwell International Corp. (USA)                            200,000         12.975        .10


Transportation: Rail & Road - 0.32%
CSX Corp. (USA)                                               950,000         44.175        .32


Building Materials & Components - 0.25%
Holderbank Financiere Glaris Ltd. (Switzerland)                23,000         17.643        .13
CEMEX, SA de CV, Class A (Mexico)                           2,362,225          8.638
CEMEX, SA de CV CPO                                         2,040,000          7.473        .12


Construction & Housing - 0.19%
Schneider SA (France)                                         450,000         25.788        .19


Aerospace & Military Technology - 0.17%
McDonnell Douglas Corp. (USA)                                 250,000         15.250        .11
Boeing Co. (USA)                                               50,000          4.931        .04
Bombardier Inc., Class B (Canada)                             121,100          2.192        .02
Litton Industries, Inc. (USA)/1/                                6,200           .250        .00


Transportation: Airlines - 0.01%
British Airways PLC (American Depositary
 Receipts) (United Kingdom)                                    10,000          1.051        .01


Miscellaneous - 3.87%
Other equity-type securities in initial
 period of acquisition                                    109,807,500        528.241       3.87
                                                                       ------------ ------------


TOTAL EQUITY-TYPE SECURITIES
(cost: $8,705.897 million)                                                12,007.844      87.89
                                                                       ------------ ------------

                                                          Principal
                                                              Amount
Bonds                                                     (Millions)
---------------------------------------                 ------------

New Zealand Government - 0.23%
New Zealand 8.00% November 2006                            NZ$44.500          30.965        .23


                                                                        ----------- -----------
TOTAL BONDS (cost: $29.749 million)                                           30.965        .23
                                                                        ----------- -----------

TOTAL INVESTMENT SECURITIES (cost:
 $8,735.646 million)                                                      12,038.809      88.12
                                                                        ----------- -----------

Short-Term Securities
------------------------------------------

Corporate Short-Term Notes - 9.52%
General Electric Capital Corp. 5.31%-6.75%
 due 4/1-5/13/97                                               94.400         94.182        .69
National Australia Funding (Delaware) Inc. 5.29%-5.37%
 due 4/16-5/12/97                                              91.400         91.046        .67
Abbey National North America 5.27%-5.35%
 due 4/23-6/11/97                                              90.000         89.270        .65
Barclays U.S. Funding Corp. 5.29%-5.53%
 due 4/4-6/17/97                                               87.700         87.161        .64
International Lease Finance Corp. 5.28%-5.30%
 due 4/8-5/16/97                                               82.500         82.215        .60
Deutsche Bank Financial Inc. 5.31%-5.35%
 due 4/14-6/10/97                                              70.800         70.401        .52
Halifax Building Society 5.29%-5.57%
 due 4/1-5/29/97                                               69.300         69.176        .51
Corporate Asset Funding Co. Inc. 5.32%
 due 4/7-4/22/97                                               65.000         64.856        .47
ABN-AMRO North America Finance Inc. 5.32%
 due 4/30/97                                                   53.200         52.964        .39
American Express Credit Corp. 5.30%-5.32%
 due 4/1-4/8/97                                                51.900         51.881        .38
Ford Credit Europe PLC 5.33%-5.51%
 due 4/8-5/2/97                                                52.000         51.781        .38
Daimler-Benz North America Corp. 5.26%-5.40%
 due 4/21-6/5/97                                               50.000         49.628        .36
ANZ (Delaware) Inc. 5.31%-5.375% due 4/7-6/17/97               46.600         46.204        .34
Bank of Montreal 5.29%-5.32% due 4/3-4/9/97                    45.800         45.753        .33
Societe Generale NA Inc. 5.35%-5.41%
 due 4/14-6/18/97                                              44.000         43.658        .32
Canada Bills 5.29%-5.34% due 6/4-6/9/97                        44.000         43.540        .32
Canadian Wheat Board 5.30%-5.54%
 due 4/28-5/13/97                                              42.300         42.073        .31
Siemens Capital Corp. 5.27%-5.33%
 due 4/11-5/15/97                                              41.700         41.505        .30
Ford Motor Credit Co. 5.32% due 4/3-5/7/97                     38.300         38.183        .28
IBM Credit Corp. 5.27%-5.50% due 4/3-5/8/97                    36.200         36.101        .26
Commerzbank U.S. Finance Inc. 5.33%-5.52%
 due 4/22-4/24/97                                              35.000         34.881        .26
Svenska Handelsbanken 5.32%-5.35%
 due 4/17-4/30/97                                              25.600         25.532        .19
Toyota Motor Credit Corp. 5.28% due 5/12/97                    25.000         24.845        .18
Canadian Imperial Holdings Inc. 5.32%-5.33%
 due 4/15-5/16/97                                              23.600         23.456        .17


Certificates of Deposit - 0.95%
National Westminster Bank PLC 5.46%
 due 4/14/97                                                   45.000         45.007        .33
Societe Generale 5.40% due 4/3-4/21/97                         45.000         45.001        .33
Canadian Imperial Bank of Commerce 5.40%
 due 4/28/97                                                   20.000         20.000        .15
Deutsche Bank AG 5.36%-5.43% due 5/12-6/16/97                  19.500         19.495        .14


Federal Agency Discount Notes - 1.69%
Federal National Mortgage Assn.
 5.22%-5.30% due 4/15-6/16/97                                  99.000         98.072        .72
Federal Home Loan Mortgage Corp.
 5.26%-5.55% due 5/1-6/23/97                                   91.300         90.604        .66
Federal Home Loan Banks 5.25%-5.32%
 due 4/10-4/17/97                                              42.900         42.819        .31
                                                                        ----------- -----------

Non-U.S. Currency - 0.07%
New Taiwanese Dollar                                      NT$275.100           9.996        .07


TOTAL SHORT-TERM SECURITIES
 (cost: $1,671.472 million)                                                1,671.286      12.23
Excess of payables over cash
 and receivables                                                              48.040         .35
                                                                       ------------ ------------

TOTAL SHORT-TERM SECURITIES AND NET CASH                                   1,623.246      11.88
                                                                       ------------ ------------

NET ASSETS                                                              $13,662.055      100.00%
                                                                        =========== ===========

/1/ Non-income-producing securities

/2/ Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only
 to qualified institutional buyers.

/3/ The fund owns 5.72% of the outstanding voting securities of Georgia Gulf Corp., which represents investment in an affiliate as defined in the Investment
 Company Act of 1940.

See Notes to Financial Statements

New Perspective Fund
Financial Statements                                                                        Unaudited
----------------------------------                                       ----------        ----------
Statement of Assets and Liabilities                                                       (dollars in
at March 31, 1997                                                                           millions)
----------------------------------                                       ----------        ----------
Assets:
Investment securities at market
 (cost: $8,735.646)                                                                       $12,038.809
Short-term securities
 (cost: $1,671.472)                                                                         1,671.286
Cash                                                                                             .341
Receivables for-
 Sales of investments                                                       $70.601
 Sales of fund's shares                                                      30.873
 Dividends and accrued interest                                              32.392           133.866
                                                                         ----------        ----------
                                                                                           13,844.302
Liabilities:
Payables for-
 Purchases of investments                                                    77.752
 Repurchases of fund's shares                                                96.271
 Management services                                                          4.704
 Accrued expenses                                                             3.520            182.247
                                                                         ----------        ----------
Net Assets at March 31, 1997-
 Equivalent to $18.69 per share on
 730,822,586 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--1,000,000,000 shares)                                                     $13,662.055
                                                                                          ===========

Statement of Operations                                                                     Unaudited
for the six months ended March 31, 1997                                                   (dollars in
                                                                                            millions)

----------------------------------                                       ----------        ----------
Investment Income:
Income:
 Dividends                                                                 $ 89.879
 Interest                                                                    49.518         $ 139.397
                                                                         ----------
Expenses:
 Management services fee                                                     27.109
 Distribution expenses                                                       14.441
 Transfer agent fee                                                           6.194
 Reports to shareholders                                                       .761
 Registration statement and prospectus                                        1.031
 Postage, stationery and supplies                                              .810
 Directors' and Advisory Board fees                                            .148
 Auditing and legal fees                                                       .074
 Custodian fee                                                                1.903
 Taxes other than federal
  income tax                                                                   .170
 Other expenses                                                                .078             52.719
                                                                         ----------        ----------
 Net investment income                                                                          86.678
                                                                                           ----------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                                              372.445
Net unrealized appreciation on investments:
 Beginning of period                                                      2,505.462
 End of period                                                            3,302.590            797.128
                                                                         ----------        ----------
 Net realized gain and unrealized appreciation
  on investments                                                                             1,169.573
                                                                                           ----------
Net Increase in Net Assets Resulting
 from Operations                                                                            $1,256.251
                                                                                          ===========

See Notes to Financial Statements

----------------------------------                                       ----------        ----------
Statement of Changes in Net Assets                                      (dollars in
                                                                          millions)
                                                                         Six months        Year ended
                                                                    ended March 31,     September 30,
                                                                              1997*               1996
----------------------------------                                       ----------        ----------
Operations:
Net investment income                                                   $    86.678       $   204.748
Net realized gain on investments                                            372.445           439.315
Net unrealized appreciation
 on investments                                                             797.128           389.111
                                                                         ----------        ----------
 Net increase in net assets
 resulting from operations                                                1,256.251         1,033.174
                                                                         ----------        ----------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                                       (149.976)         (181.254)
Distributions from net realized gain on
 investments                                                               (462.037)         (326.785)
                                                                         ----------        ----------
 Total dividends and distributions                                         (612.013)         (508.039)
                                                                         ----------        ----------

Capital Share Transactions:
Proceeds from shares sold: 82,861,238
 and 168,317,771 shares, respectively                                     1,540.421         2,872.559
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 32,699,129 and 29,221,609 shares,
 respectively                                                               580.367           477.859
Cost of shares repurchased: 42,519,208
 and 58,868,182 shares, respectively                                       (790.631)       (1,004.893)
                                                                         ----------        ----------

 Net increase in net assets resulting from
  capital share transactions                                              1,330.157         2,345.525
                                                                         ----------        ----------

Total Increase in Net Assets                                              1,974.395         2,870.660

Net Assets:
Beginning of period                                                      11,687.660         8,817.000
                                                                         ----------        ----------
End of period (including undistributed
 net investment income: $54.946
 and $119.565, respectively)                                            $13,662.055       $11,687.660
                                                                        ===========       ===========

*Unaudited

See Notes to Financial Statements

Notes to Financial Statements                                  Unaudited

1. New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Long-term and short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Securities denominated in non-U.S. currencies are generally valued on the basis of bid quotations. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof. As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued basis", it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Investment securities, cash balances, and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,903,000 includes $31,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of March 31, 1997, net unrealized appreciation on investments for federal income tax purposes aggregated $3,303,965,000 of which $3,632,875,000 related to appreciated securities and $328,910,000 related to depreciated securities. During the six months ended March 31, 1997, the fund realized, on a tax basis, a net capital gain of $371,533,000 on securities transactions. Net losses related to non-U.S. currency transactions of $5,970,000 were treated as a reduction to ordinary income for federal income tax purposes. The capital gain distribution paid in December, 1996, includes $4,708,000 of realized non-U.S. currency gains. The cost of portfolio securities for federal income tax purposes was $10,406,130,000 at March 31, 1997.

3. The fee of $27,109,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; and 0.392% of such assets in excess of $10.5 billion. The Board of Directors has approved a new agreement containing a reduced fee schedule. Effective April 1, 1997, fees are based on an annual rate of 0.60% of the first $500 million of net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; 0.395% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.39% of such assets in excess of $10.5 billion but not exceeding $17 billion; and 0.385% of such assets in excess of $17 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended March 31, 1997, distribution expenses under the Plan were $14,441,000. As of March 31, 1997, accrued and unpaid distribution expenses were $2,537,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,194,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,879,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors and Advisory Board members who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Boards. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1997, aggregate amounts deferred and earnings thereon were $331,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of March 31, 1997, accumulated undistributed net realized gain on investments was $293,158,000 and paid-in capital was $9,275,675,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $2,426,975,000 and $1,585,762,000, respectively, during the six months ended March 31, 1997.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended March 31, 1997, such non-U.S. taxes were $5,521,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $253,000 for the six months ended March 31, 1997.

Per-Share Data and Ratios
                                            Six months      Year      ended  September         30
                                                 ended
                                            3/31/97(1)        1996      1995       1994     1993      1992
                                                ------     ------    ------     ------    ------    ------

Net Asset Value, Beginning of Period            $17.77     $16.98    $15.40     $14.21    $12.25    $11.77
                                                ------     ------    ------     ------    ------    ------
 Income from Investment Operations:
  Net investment income                            .12        .32       .31        .22       .17       .21
   Net realized and unrealized gain
   on investments                                 1.71       1.40      2.35       1.54      2.04       .71
                                                ------     ------    ------     ------    ------    ------
   Total income from
 investment operations                            1.83       1.72      2.66       1.76      2.21       .92
                                                ------     ------    ------     ------    ------    ------
 Less Distributions:
  Dividends from net
 investment income                               (.223)     (.321)    (.237)     (.173)    (.178)     (.24)
  Dividends from net realized
 non-U.S. currency gains(2)                      (.007)     (.009)    (.003)     (.027)    (.022)        -
  Distributions from net
 realized gains                                  (.680)     (.600)    (.840)     (.370)    (.050)     (.20)
                                                ------     ------    ------     ------    ------    ------
   Total distributions                            (.91)      (.93)    (1.08)      (.57)     (.25)     (.44)
                                                ------     ------    ------     ------    ------    ------
Net Asset Value, End of Period                  $18.69     $17.77    $16.98     $15.40    $14.21    $12.25
                                                ======     ======    ======     ======    ======    ======

Total Return(3)                              10.57%(4)     10.64%     18.63%     12.61%    18.34%     8.04%

Ratios/Supplemental Data:
  Net assets, end of
 period (in millions)                          $13,662    $11,688    $8,817     $6,279    $4,417    $3,082
  Ratio of expenses to average
 net assets                                    .41%(4)        .82%      .83%      .84%       .87%      .85%
  Ratio of net income to
 average net assets                            .67%(4)       2.00%     2.12%     1.48%      1.40%     1.82%
  Average commissions paid(5)                    2.76c      4.30c      .72c      1.05c     1.74c     3.02c
  Portfolio turnover rate                    14.06%(4)      18.12%    22.40%     25.33%    15.02%     6.43%

(1) Unaudited
(2) Realized non-U.S. currency gains
 are treated as ordinary income for
 federal income tax purposes.
(3)Calculated without deducting a sales
 charge. The maximum sales charge is
 5.75% of the fund's offering price.
(4) Based on operations for six months
 and, accordingly, not representative of a full year's operations.
(5)Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities
 purchased or reduce the proceeds
 of securities sold and are not separately reflected in the fund's statement of operations.
 Shares traded on a principal basis
 (without commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded.
 Generally, non-U.S. commissions are
 lower than U.S. commissions when
 expressed as cents per share but
 higher when expressed as
 a percentage of transactions
 because of the lower per-share prices
 of many non-U.S. securities.

THE AMERICAN FUNDS GROUP(R) SHAREHOLDER SERVICES

ARE YOU AWARE OF YOUR RIGHTS?

Did you know you may be eligible for a sales charge discount when you buy shares of most American Funds? The discounts begin when your investments total $25,000 for bond funds or $50,000 for stock and stock/bond funds - and the good news is you don't have to invest the whole amount at one time.

Through your right of accumulation, when you purchase additional shares you can add the purchase amount to the value of shares you already own - in any of our eligible funds* - in order to qualify for a sales charge discount on the new investment.

Sales charges are reduced on a sliding scale as your investments increase. You'll find a detailed breakdown of all discounts in your fund's prospectus, which you can obtain from your financial adviser or by calling a Shareholder Services Representative.

OTHER WAYS TO REDUCE SALES CHARGES

You can establish a statement of intention that allows you to invest at a reduced sales charge immediately, based on purchases you intend to make over a 13-month period.* Or you can aggregate accounts by adding your purchase amount to the total value of accounts you, your spouse and your minor children have with The American Funds Group. Call a Shareholder Services Representative for details and restrictions.

Whether you accumulate, aggregate or establish a statement of intention, it all adds up - to more purchasing power for you.

INVESTING WITH STYLE

AMERICAN FUNDSLINE(R) AND FUNDSLINE ONLINE/SM/ - Handle transactions using your computer or phone 24 hours a day. Obtain current prices and investment returns, exchange shares between funds, redeem shares, check your share balances and confirm your most recent transaction. Request duplicate statements and order checks (phone only). All on your timetable. Just call 800/325-3590 or reach us on the World Wide Web at www.americanfunds.com.

AMERICAN FUNDSLINK/SM/ - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis.

OTHER AUTOMATIC TRANSACTIONS - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.

DIVIDEND AND CAPITAL GAIN OPTIONS - Use your dividend and capital gain distributions to meet your changing needs. You may:

- Automatically reinvest distributions back into the fund at no sales charge.

- Cross-reinvest dividends into another fund at no sales charge. (Certain restrictions apply.)

- Have dividends mailed or sent electronically to you or to someone else.

EXCHANGE PRIVILEGES - When you and your investment adviser feel it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - usually without paying a sales charge.* To open an account in a different fund, you must meet that fund's minimum investment requirement. An exchange generally constitutes a sale and purchase for tax purposes.

*Investments in our money market funds - The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America - which are purchased without a sales charge, generally do not apply when determining your sales charges unless the shares were originally purchased in another American Fund that required a sales charge, then later exchanged into our money market funds.

FOR MORE COMPLETE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISER OR AMERICAN FUNDS SERVICE COMPANY AND READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.

TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE, CALL TOLL-FREE (8 A.M. TO 8 P.M. ET) FROM ANYWHERE IN THE U.S.: 800/421-0180.

VISIT US AT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of New Perspective Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Litho in USA AGD/GRS/3400
Lit. No. NPF-013-0597
Printed on recycled paper
[The American Funds Group(r)]